                             OCC ACCUMULATION TRUST

                     o  EQUITY PORTFOLIO
                     o  SMALL CAP PORTFOLIO
                     o  MANAGED PORTFOLIO
                     o  U.S. GOVERNMENT INCOME PORTFOLIO

                                 ANNUAL REPORT
                                      1998

                                                              MANAGED BY
                                                                [LOGO]

                             OCC ACCUMULATION TRUST
                                   MANAGED BY
                                    [LOGO]

     We are pleased to report on the investment activities and results of the portfolios in the OCC Accumulation Trust in 1998, a year of generally favorable returns in both the stock and bond markets.

     As measured by the Standard & Poor's 500 Index, the U.S. stock market continued its remarkable advance, benefiting from a sustained U.S. economic environment of moderate growth, declining interest rates and extremely low inflation. The total return of that index was 28.6% in 1998, the fourth consecutive year in which the S&P 500 has increased more than 20%.

     Although economic conditions in Asia, Russia and Latin America were less than robust, non-U.S. stock markets delivered positive returns on balance, but in many cases with a high degree of price volatility. The total return of Morgan Stanley Capital International's World Index was 24.3% in U.S. dollars.

     Fixed income securities also provided generally strong results in 1998, benefiting from declining interest rates and low inflation. Long-term U.S. Treasury bonds led the way, with their prices being bid up by investors wanting to own the safest fixed income securities at a time of global economic uncertainty.

     Beneath the surface, however, there were many crosscurrents in the U.S. stock market. The year's sharp increase for the S&P 500 Index was driven primarily by a limited group of super-large company stocks. Many other stocks were left behind. For instance, the Wilshire Midcap 750 Index was up only 3.7% in 1998, while the Russell 2000 Index, a benchmark of small company stocks in the U.S., declined 2.6%. The strong relative performance of large versus small stocks reflected the preference of many investors for owning highly liquid large issues--especially those with predictable earnings--at a time when the international economic outlook is uncertain and widespread concern exists that the rate of economic growth in the U.S. may be slowing.

     There was also a wide disparity between the performance of growth stocks (those projected to have high future earnings growth rates) and value stocks (those considered to be undervalued in relation to their inherent worth). The S&P 500/BARRA Growth Index rose 42.2% in 1998 while the S&P 500/BARRA Value Index increased 14.7%. Performance gaps of this type, favoring either growth or value, are common. Nonetheless, the 1998 differential was one of the largest in history. Many quality stocks that are inexpensive languished or even fell in price, while some growth stocks with high valuations became even more expensive.

     Even though we employ a value philosophy of investing, we are not against growth. Indeed, we always want to buy good businesses that are growing. It is just that we are against paying too much for that growth. Overpaying adds to risk and makes it harder to achieve long-term profit.

     The ebbs and flows of growth and value are part of the fabric of markets. We do not know when the stock market will swing back to value, but we believe it will swing back. Meanwhile, we will stick with our disciplined value philosophy because it has proven itself over time and because it offers a way to participate in the stock market without taking excessive risk. In other words, we will continue to invest carefully for the long term, rather than chase after those growth stocks that we believe to be overvalued or buy companies that are in vogue.

     We believe our style works over time precisely because it is based on investing in quality companies at prices below their inherent worth. While our style sometimes requires patience, we believe the inherent value of a company--which is based on earnings, cash flow, strength of balance sheet, competitive strengths, business outlook and other factors--almost always ends up being reflected in the share price.

     The objective of our strategy is to generate excellent returns over time. We believe our approach is well suited for the long-term investor seeking to achieve favorable returns in the stock market without taking large risks.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO

     The Equity Portfolio is intended for the long-term investor seeking to preserve capital and make it grow through investments in quality undervalued securities. It invests in a diverse group of what we believe are undervalued companies with superior business characteristics, including strong competitive positions, high cash flow and favorable earnings outlooks.

     Nineteen ninety-eight was a difficult year for value investors and the Portfolio provided a total return of only 11.9%, compared with a return of 28.6% for the Standard & Poor's 500 Index with dividends included (S&P 500). The S&P 500 is an unmanaged index of 500 of the largest corporations weighted by market capitalization. The Portfolio's performance compared with an average total return of 22.1% for the funds in Lipper's Variable Insurance Products Performance Service Report capital appreciation category. The Portfolio's performance was 33rd among the 46 funds in this Lipper category.

     We underperformed the market and our category for several reasons. For one, we own the stocks of a diverse group of large and mid-sized companies, and mid cap stocks did not perform nearly as well as the S&P 500, which is dominated by larger companies. In addition, the performance of the market in 1998 was driven primarily by large "growth" stocks. Year-to-year performance differentials between value and growth styles of investing are common, and we are confident the pendulum will swing back to value investing in time.

     In addition, with our risk-averse investment philosophy, we sometimes trail the market averages in periods of sharply rising prices. We focus on long-term investments in quality companies rather than attempting to predict near-term market trends.

     While the Portfolio's 1998 results did not live up to our expectations, we remain dedicated to our disciplined investment philosophy which has produced excellent returns over time. For the three years ended December 31, 1998, the Portfolio provided an average annual total return of 20.4%, compared with an average total return of 20.1% for the funds in the Lipper capital appreciation category and 28.2% for the S&P 500 Index. This three-year performance ranked 15th among the 33 funds in the Lipper category. For the five years ended December 31, 1998, the Portfolio's average annual total return of 20.3%* compared with an average annual total return of 17.8% for the funds in the Lipper capital appreciation category and an average annual return of 24.0% for the S&P 500. The Portfolio's five-year performance was seventh among the 24 funds in the Lipper category. In the 10 years ended December 31, 1998, the Portfolio generated an average annual total return of 17.5%*, compared with 17.5% for the funds in the Lipper capital appreciation category and 19.2% for the S&P 500. This 10-year performance was seventh among the 13 funds in the category. Since its inception on August 1, 1988, the Portfolio has provided an average annual total return of 17.0%* versus 18.8% for the S&P 500. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not other charges imposed by the Variable Accounts.

     In the second half of 1998, we established new positions in the common stocks of AlliedSignal Inc., Avery Dennison Corporation, BankBoston Corporation, Computer Associates International, Inc., Motorola, Inc. and WPP Group plc (ADR). Avery Dennison demonstrates some of the characteristics we look for in an investment. It holds the leading market share in pressure-sensitive materials, and enjoys economies of scale in production, customer service infrastructure, and research and development spending. It has driven costs lower and simultaneously developed important new products like self-adhesive postage stamps and Duracell power-check battery labels. Avery has an after-tax return on invested capital of 18%, an underleveraged balance sheet and strong free cash flow. The stock sells at a significantly lower valuation than other industrial or chemical companies of similar quality.

------------------
* Based on results of the OCC Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds--the Old Trust and the present OCC Accumulation Trust (the "Present Trust")--at which time the Present Trust commenced operations. The total net assets of the Equity Portfolio immediately after the transaction were $86,789,755 in the Old Trust and $3,764,598 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Equity Portfolio of the Present Trust reflect the performance of the Equity Portfolio of the Old Trust.

     WPP Group, another of the Portfolio's new investments, is one of the world's leading advertising and specialty communications services firms. Half of WPP's revenues come from traditional advertising, a profitable but mature market. The company's operating units in this sector include J. Walter Thompson Company and Ogilvy & Mather Worldwide, advertising agencies with solid long-term reputations. The other half comes from specialty communications and nontraditional and interactive advertising, which are growing rapidly in revenues and profitability. In the early 1990s, WPP encountered severe financial difficulties because of undisciplined acquisitions. Under the leadership of its chief executive officer, Martin Sorrell, the company turned its financial performance around by researching, benchmarking and copying best industry practices. The impact of this change is reflected in WPP's record of improving profitability and new business wins, as it approaches the performance of its best managed and most profitable competitors. Yet, investors have been slow to recognize these changes, and the stock continues to be valued at a discount to its competitors, providing an opportunity to acquire a quality company at an attractive price.

     Investments that we sold in the second half of the year included Boeing Co., Hercules, Inc., International Flavors & Fragrances, Inc., Lockheed Martin Corp. and Union Pacific Corp.

     As of December 31, 1998, the Portfolio's net assets were allocated 84.7% to common stocks and 15.3% to cash and cash equivalents. The Portfolio's cash position is a resource to buy stocks we like as they become available at attractive prices.

     The Portfolio owns an eclectic group of companies chosen for their strong managements, high returns on capital and dominant market positions, as well as their reasonable valuations. Approximately 30% of net assets are invested in companies in the financial services industry, including insurance and banking, where many quality companies continue to sell at reasonable prices. Our ownership of these stocks reflects the strong balance sheets and favorable earnings prospects of the companies, as well as the low relative valuations of the stocks.

     The Portfolio's five largest equity positions at December 31, 1998 were EXEL Ltd. (Class A shares), a strongly capitalized specialty insurance company headquartered in Bermuda, representing 4.7% of the Portfolio's net assets; ACE Ltd., a Bermuda-based provider of excess directors and officers liability insurance, 4.0% of net assets; Rockwell International Corp., which manufactures industrial automation, avionics and communications, and electronic products, 3.5% of net assets; Dover Corp., a diversified manufacturer of industrial products, 3.5% of net assets; and Textron, Inc., a diversified global company participating in the aircraft, automotive, industrial and finance industries, 3.4% of net assets.

     Major industry positions at the end of December were in the insurance sector, 19.5% of the Portfolio's net assets; conglomerates, 6.2% of net assets; banking, 5.5% of net assets; machinery/engineering, 5.0% of net assets; and electronics, 4.8% of net assets.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
        OCC ACCUMULATION TRUST EQUITY PORTFOLIO FROM INCEPTION (8/1/88)*
              THROUGH 12/31/98 AND TOTAL RETURN ON S&P 500 INDEX+

                            [LINE GRAPH]

                         [PERFORMANCE GRAPH]

             Date      S&P 500 Index+    Equity Portfolio
           --------    --------------    ----------------
            8/01/88        $10,000            $10,000
           12/31/88        $10,383            $10,190
           12/31/89        $13,673            $12,500
           12/31/90        $13,249            $12,223
           12/31/91        $17,285            $16,038
           12/31/92        $18,602            $18,909
           12/31/93        $20,475            $20,393
           12/31/94        $20,746            $21,171
           12/31/95        $28,542            $29,396
           12/31/96        $35,095            $36,264
           12/31/97        $46,804            $45,920
           12/31/98        $60,179            $51,366

The performance graph does not reflect charges imposed by the Variable Accounts. Past performance is not predictive of future performance
Assumes reinvestment of all dividends and distributions

+ With dividends

                         AVERAGE ANNUAL TOTAL RETURN

                 1 YEAR     5 YEAR*    SINCE AUGUST 1, 1988*
                 ------     -------    ---------------------
                  11.9%      20.3%             17.0%

* Based on results of the OCC Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds--the Old Trust and the present OCC Accumulation Trust (the "Present Trust")--at which time the Present Trust commenced operations. The total net assets of the Equity Portfolio immediately after the transaction were $86,789,755 in the Old Trust and $3,764,598 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Equity Portfolio of the Present Trust reflect the performance of the Equity Portfolio of the Old Trust.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO

     Stocks of smaller companies, many of which had fallen sharply in price during the third quarter of 1998, sprang back to life in early October, with technology issues leading the advance. However, the rally proved short lived. By mid-November, small caps were again lagging large caps, reflecting the preference of many investors for owning highly liquid large cap stocks--especially large caps with predictable earnings--in a volatile market environment.

     In a very difficult year for small cap and value investors, the Small Cap Portfolio was down 9.0% in 1998, compared with a 2.5% decrease for the Russell 2000 Index with dividends included (Russell 2000) and an average increase of 1.4% for the small cap funds monitored by Lipper's Variable Insurance Products
(VIP) Performance Analysis Service. The Portfolio's performance was 80th among the 92 funds in the Lipper small cap category.

     Our performance trailed the Russell 2000 for a number of reasons. One was the poor performance of our holdings of oil and gas stocks, including Cabot Oil & Gas and St. Mary Land & Exploration. In addition, "value" styles of investing have generally underperformed "growth" styles in recent months. Performance gaps of this type, favoring either growth or value, are common. We do not know when the stock market will swing back to value, but we feel confident it will swing back.

     For the three years ended December 31, 1998, the Portfolio provided an average annual total return of 9.7%, compared with an average total return of 14.0% for the funds in the Lipper small cap category and 11.6% for the Russell 2000 Index. This three-year performance was 35th among the 45 funds in the Lipper category. For the five years ended December 31, 1998, the Portfolio provided an average annual total return of 8.5%*, compared with an average of 12.9% for the funds in the Lipper small cap category and 11.9% for the Russell 2000. The Portfolio's five-year performance was 18th among the 20 funds in this Lipper universe. For the 10 years ended December 31, 1998, the Portfolio's average annual total return was 13.2%*, compared with an average of 15.9% for the funds in the Lipper small cap universe and 12.9% for the Russell 2000. This 10-year performance ranked sixth among the seven funds in the Lipper category. From its inception on August 1, 1988 through December 31, 1998, the Portfolio generated an average annual total return of 12.8%*, compared with 12.3% for the Russell 2000. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

     The small cap sector is a huge marketplace consisting of thousands of companies that have, on average, delivered high long-term rates of investment, but often with short-term price volatility. Our objective is to control this volatility and generate superior returns by investing in well-established smaller companies. In particular, we buy businesses with high returns on capital, high cash flow and barriers to entry, available at reasonable valuations.

     We find many good values in the small cap sector at this time. In the second half of 1998, we established a new position in Dentsply International, Inc., a leading manufacturer of dental consumables and equipment. The company is using its substantial free cash flow to make one or two acquisitions per year, achieving cost efficiencies by folding the acquired companies into its existing infrastructure and distribution network. Dentsply's earnings, which are relatively predictable, are increasing at a rate of about 15% annually. Moreover, unlike other health care sectors, Dentsply's business is only minimally influenced by managed care.

     Another of our new positions was Precision Castparts Corp., which makes castings for customers in the aerospace industry and other markets. We bought the stock after the price fell in response to production problems at Boeing Co., Precision's largest customer. Apart from its work for Boeing, the company's business, including

------------------
* Based on results of the OCC Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds--the Old Trust and the present OCC Accumulation Trust (the "Present Trust")--at which time the Present Trust commenced operations. The total net assets of the Small Cap Portfolio immediately after the transaction were $139,812,573 in the Old Trust and $8,129,274 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Small Cap Portfolio of the Present Trust reflect the performance of the Small Cap Portfolio of the Old Trust.

its sales to the gas turbine market, continues to grow. Moreover, the company earns high returns on equity and generates substantial and growing free cash flow. We believe the stock is undervalued at a share price that was recently nine times anticipated earnings.

     Other new positions in the second half included Air Express International Corp., Oak Industries, Inc., Technitrol, Inc. and U.S. Industries, Inc.

     We eliminated several positions, including The BISYS Group, Inc., Chicago Title Corp., Kaydon Corp., Newfield Exploration Co., Roper Industries, Inc. and Watkins-Johnson Co.

     At December 31, 1998, the Portfolio's net assets were allocated 87.3% to common stocks and 12.7% to cash and cash equivalents. The Portfolio's five largest equity positions were Wang Laboratories, Inc., a systems integration and computer maintenance firm, representing 4.1% of the Portfolio's net assets; Hollinger International, Inc., one of the world's largest newspaper companies, 3.0% of net assets; RenaissanceRe Holdings Ltd., a Bermuda-based insurance company, 2.9% of net assets; Wallace Computer Services, Inc., which supplies Fortune 1000 companies with consumable business and office products such as business forms and labels, as well as with custom and commercial printing, 2.8% of net assets; and Annuity & Life Re Holdings Ltd., a Bermuda-based insurance company specializing in annuity and life reinsurance products, 2.7% of net assets.

     Major industry positions were in the insurance sector, representing 18.6% of the Portfolio's net assets; technology, 10.7% of net assets; chemicals, 8.3% of net assets; health and hospitals, 7.3% of net assets; and electronics, 6.8% of net assets.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
      OCC ACCUMULATION TRUST SMALL CAP PORTFOLIO FROM INCEPTION (8/1/88)*
            THROUGH 12/31/98 AND TOTAL RETURN ON RUSSELL 2000 INDEX+

AVERAGE ANNUAL TOTAL RETURN

1 YEAR    5 YEAR*    SINCE AUGUST 1, 1988*
------    -------    ---------------------
(9.0%)      8.5%             12.8%


                            [LINE GRAPH]

                         [PERFORMANCE GRAPH]

             Date      Small Cap Portfolio    Russell 2000 Index*
           --------    -------------------    -------------------
            8/01/88          $10,000                $10,000
           12/31/88          $10,150                $ 9,936
           12/31/89          $12,060                $11,549
           12/31/90          $10,883                $ 9,295
           12/31/91          $16,120                $13,575
           12/31/92          $19,584                $16,076
           12/31/93          $23,405                $19,113
           12/31/94          $23,169                $18,778
           12/31/95          $26,698                $24,121
           12/31/96          $31,696                $28,099
           12/31/97          $38,745                $34,383
           12/31/98          $35,248                $33,507



The performance graph does not reflect charges imposed by the Variable Accounts. Past performance is not predictive of future performance
Assumes reinvestment of all dividends and distributions
+ With dividends
* Based on results of the OCC Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds--the Old Trust and the present OCC Accumulation Trust (the "Present Trust")--at which time the Present Trust commenced operations. The total net assets of the Small Cap Portfolio immediately after the transaction were $139,812,573 in the Old Trust and $8,129,274 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Small Cap Portfolio of the Present Trust reflect the performance of the Small Cap Portfolio of the Old Trust.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO

     The Managed Portfolio invests in stocks, bonds and cash equivalents, with a bias toward stocks, which have outperformed other classes of investments for nearly every five-year period since the Depression. Our long-term approach and philosophy of investing in superior businesses available at reasonable prices has produced one of the best long-term performance records among all funds in Lipper's Variable Insurance Products Performance Analysis Service Report.

     However, the Portfolio's results in 1998 fell far short of our expectations. The Portfolio's total return was 7.1%, compared with a return of 28.6% for the Standard & Poor's 500 Index with dividends included (S&P 500) and an average total return of 13.4% for the funds in the Lipper flexible portfolio category. The S&P 500 is an unmanaged index of 500 of the largest corporations weighted by market capitalization. The Portfolio's performance was 74th among the 89 funds in the Lipper flexible portfolio universe.

     We trailed both the S&P 500 and the average fund in our category because of two main factors: our only minimal holdings of technology issues, many of which had large gains in 1998, and the poor performance of certain of the Portfolio's investments. The latter included Citigroup, Inc. and Boeing Co., both of which suffered short-term business problems that affected their share prices. Other major holdings, including McDonald's Corp., Time Warner Inc. and Federal Home Loan Mortgage Corp. (Freddie Mac), rose strongly. The market was characterized by exceptionally strong crosscurrents, including wide performance disparities among individual stocks. Many quality businesses that are inexpensive languished or even fell in price, while many growth stocks with what we believed to be unsustainably high valuations became even more highly valued.

     We continue to focus on individual companies and try to understand where their businesses are going over the next several years. Simply stated, we want to invest in superior businesses that are underpriced in the stock market. We define a superior business as one which is extremely well managed, earns high returns on capital, has a dominant competitive position to protect those returns and uses the free cash flow resulting from those returns to create shareholder value, such as through astute acquisitions or share repurchase. The objectives of our strategy are: a) preserve capital, don't lose it; and b) generate excellent returns for the Portfolio's shareholders.

     The Portfolio continued its very strong record over longer periods. For the three years ended December 31, 1998, the Portfolio provided an average annual total return of 17.1%, compared with an average total return of 15.6% for the funds in the Lipper flexible portfolio category and 28.2% for the S&P 500 Index. This three-year performance ranked 26th among the 73 funds in the Lipper category. For the five years ended December 31, 1998, the Portfolio delivered an average annual total return of 19.2%*, compared with the average annual total return of 13.8% for the funds in the Lipper flexible portfolio category and 24.0% for the S&P 500. The Portfolio's five-year performance was second among the 56 funds in this Lipper universe.

     For the 10 years ended December 31, 1998, the Portfolio's average annual total return was 19.3%*, exceeding both the 14.1% average annual total return for the funds in its Lipper category and the 19.2% average annual return for the S&P 500. The Portfolio's 10-year results were second among the 35 funds in its Lipper category. Since its inception on August 1, 1988, the Portfolio has provided an average annual total return of 19.0%* versus 18.8% for the S&P 500. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not other charges imposed by the Variable Accounts.

     In the second half of 1998, we established new positions in the stocks of News Corporation Ltd. (ADR), Philip Morris Companies, Inc., Reed International plc (ADR) and UAL Corp. Sales included American Express Co., Countrywide Credit Industries, Intel Corp., Lockheed Martin Corp., National Semiconductor Corp., Transamerica Corp. and Triton Energy Ltd.

------------------
* Based on results of the OCC Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds--the Old Trust and the present OCC Accumulation Trust (the "Present Trust")--at which time the Present Trust commenced operations. The total net assets of the Managed Portfolio immediately after the transaction were $682,601,380 in the Old Trust and $51,345,102 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Managed Portfolio of the Present Trust reflect the performance of the Managed Portfolio of the Old Trust.

     We expect U.S. and international economic growth to slow in 1999, and we have positioned the Portfolio to perform well in this environment. We own very few cyclical stocks that would be hurt by economic weakness. The Portfolio's largest holding is Federal Home Loan Mortgage Corp., which has consistently delivered favorable investment returns. Known popularly as Freddie Mac, this company is in the home mortgage insurance business and has one major competitor, Fannie Mae. Economies of scale and geographic dispersion of risk create high barriers for would-be competitors. Since regulators are fearful of losses, they want these two insurers to be strong financially. This is reflected in Freddie Mac's return on equity, which has exceeded 20% for nearly two decades.

     Another of our top positions is Time Warner, Inc., a leading media and entertainment company. Earnings before interest, taxes and amortization surged in 1998 as the company's massive cable operations began to reap the benefits of a large multi-year investment program. Its other businesses, particularly its cable TV networks, also performed well. In addition, management has shifted its strategic focus from corporate expansion to maximizing cash earnings and creating shareholder value.

     The Portfolio need not be fully invested in stocks and will own more defensive income-producing instruments when we believe doing so is prudent. At December 31, 1998, the Portfolio's net assets were allocated 81.6% to common stocks, 0.1% to U.S. Treasury securities, and 18.3% to cash and cash equivalents.

     The Portfolio's five largest equity positions at December 31, 1998 were Federal Home Loan Mortgage Corp. (Freddie Mac), the second largest insurer of home mortgages in the United States, representing 6.5% of the Portfolio's net assets; Time Warner, Inc., a leading media and entertainment company, 5.8% of net assets; McDonald's Corp., a premier fast-food company with growing global markets, 5.4% of net assets; Citigroup, Inc., a global financial services company, 4.8% of net assets; and Wells Fargo & Co., a major bank in the western United States, 4.5% of net assets.

     Major industry positions were in the banking sector, 13.9% of the Portfolio's net assets; food services, 9.1% of net assets; media/broadcasting, 7.8% of net assets; chemicals, 7.6% of net assets; and miscellaneous financial services, 6.5% of net assets.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
       OCC ACCUMULATION TRUST MANAGED PORTFOLIO FROM INCEPTION (8/1/88)*
              THROUGH 12/31/98 AND TOTAL RETURN ON S&P 500 INDEX+


        AVERAGE ANNUAL TOTAL RETURN

 1 YEAR     5 YEAR*     SINCE AUGUST 1, 1988*
 ------     -------     ---------------------
  7.1%       19.2%             19.0%


                            [LINE GRAPH]

                         [PERFORMANCE GRAPH]

            Date      Managed Portfolio    S&P 500 Index*
           --------   -----------------    --------------
            8/01/88        $10,000             $10,000
           12/31/88        $10,440             $10,383
           12/31/89        $13,839             $13,673
           12/31/90        $13,336             $13,249
           12/31/91        $19,468             $17,285
           12/31/92        $23,098             $18,602
           12/31/93        $25,498             $20,475
           12/31/94        $26,165             $20,746
           12/31/95        $38,082             $28,542
           12/31/96        $46,755             $35,095
           12/31/97        $57,180             $46,804
           12/31/98        $61,252             $60,179


The performance graph does not reflect charges imposed by the Variable Accounts. Past performance is not predictive of future performance
Assumes reinvestment of all dividends and distributions
+ With dividends
* Based on results of the OCC Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds--the Old Trust and the present OCC Accumulation Trust (the "Present Trust")--at which time the Present Trust commenced operations. The total net assets of the Managed Portfolio immediately after the transaction were $682,601,380 in the Old Trust and $51,345,102 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Managed Portfolio of the Present Trust reflect the performance of the Managed Portfolio of the Old Trust.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO

     Investments in U.S. Government bonds continued to provide favorable returns in 1998. The total return of the U.S. Government Income Portfolio was 8.1% for the year, matching the average total return of 8.1% for the general U.S. Government funds in Lipper's Variable Insurance Products Performance Analysis Service Report. This performance was 17th among the 34 funds in the Lipper category. The Portfolio's return compared with a total return of 8.5% for the Lehman Brothers Intermediate Government Bond Index (Lehman Index).

     The Portfolio is intended for investors seeking high current income from investments in Government securities. The Portfolio invests principally in debt obligations issued or guaranteed by the U.S. Government and its agencies or intermediaries. These issues are considered to carry the least credit risk. The Portfolio primarily owns intermediate-term securities and places a priority on maintaining a relatively stable net asset value (NAV) per share.

     For the three years ended December 31, 1998, the Portfolio provided an average annual total return of 6.0%, compared with an average annual total return of 6.5% for the funds in the Lipper general U.S. Government funds category and 6.7% for the Lehman Index. The Portfolio's three-year performance was 26th among the 32 funds in this Lipper universe. From its inception on January 3, 1995 through December 31, 1998, the Portfolio provided an average annual total return of 7.8%, compared with 8.6% for the Lehman Index. Returns take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

     Rising bond prices in the second half of 1998 were driven by two powerful forces: global economic turmoil and the resulting flight to safety, which benefited high-quality fixed income securities, especially U.S. Treasuries; and a sustained environment of extremely low inflation. Bond prices were strengthened as well by three Federal Reserve interest rate cuts beginning in September.

     During the second half of the year, we increased the Portfolio's ownership of U.S. Treasury securities because of the value we found there. This proved to be a timely decision, given the strong market performance of Treasuries over the second half of the year. We also increased its holdings of mortgage-backed securities to generate additional yield. Price gains of these securities trailed Treasuries in the half, but we believe mortgage-backed securities will be favorable investments going forward.

     At December 31, 1998, the Portfolio's net assets were allocated 50.1% to U.S. Treasury securities, 46.7% to U.S. Government agency and mortgage-related securities, 2.2% to corporate notes and 1.0% to cash and cash equivalents. The average maturity of the Portfolio was approximately 11.1 years at December 31, 1998.

     We remain generally constructive in our view of the market and believe bonds continue to be an attractive investment. Not only do yields on quality fixed income securities offer a substantial real return above inflation, but we believe inflation remains well contained with little risk of a near-term resurgence.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
OCC ACCUMULATION TRUST U.S. GOVERNMENT INCOME PORTFOLIO FROM INCEPTION (1/3/95)
   THROUGH 12/31/98 AND TOTAL RETURN ON LEHMAN INTERMEDIATE GOV'T. BOND INDEX



                            [LINE GRAPH]

                     AVERAGE ANNUAL TOTAL RETURN
              ------------------------------------------
              1 Year    5 Years    SINCE JANUARY 3, 1995
              ------    -------    ---------------------
               8.1%       N/A               7.8%

                         [PERFORMANCE GRAPH]

                                         Lehman Intermediate
                      U.S. Government      Government Bond
             Date     Income Portfolio          Index*
           --------   ----------------   -------------------
            1/03/95        $10,000             $10,000
           12/31/95        $11,313             $11,441
           12/31/96        $11,655             $11,906
           12/31/97        $12,475             $12,825
           12/31/98        $13,492             $13,914


The performance graph does not reflect charges imposed by the Variable Accounts. Past performance is not predictive of future performance
Assumes reinvestment of all dividends and distributions

  OCC ACCUMULATION TRUST                                       DECEMBER 31, 1998
--------------------------------------------------------------------------------
  SCHEDULES OF INVESTMENTS

  EQUITY PORTFOLIO

-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                VALUE
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY NOTE -- 2.6%
$ 1,300,000    Federal Home Loan Bank,
                 4.30%, 1/4/99
                 (cost -- $1,299,534)                              $  1,299,534
                                                                   ------------

SHORT-TERM CORPORATE NOTES -- 15.9%
AUTOMOTIVE -- 3.6%
  1,755,000    Ford Motor Credit Corp.,
                 5.31%, 1/11/99                                       1,752,411
                                                                   ------------
MACHINERY/ENGINEERING -- 4.1%
  2,000,000    Deere & Co.,
                 5.46%, 1/7/99                                        1,998,180
                                                                   ------------
MISCELLANEOUS FINANCIAL SERVICES -- 4.7%
    760,000    American Express Credit Corp.,
                 5.15%, 1/15/99                                         758,478
               Household Finance Corp.
    205,000    5.08%, 1/19/99                                           204,479
  1,300,000    5.37%, 1/8/99                                          1,298,643
                                                                   ------------
                                                                      2,261,600
                                                                   ------------
OIL/GAS -- 3.5%
  1,720,000    Chevron Oil Finance Co.,
                 5.30%, 1/12/99                                       1,717,215
                                                                   ------------
Total Short-Term Corporate Notes
  (cost -- $7,729,406)                                                7,729,406
                                                                   ------------

-------------------------------------------------------------------------------
SHARES                                                                  VALUE
-------------------------------------------------------------------------------
COMMON STOCKS -- 84.7%
ADVERTISING -- 3.6%
     14,600    Omnicom Group                                            846,800
     15,000    WPP Group plc ADR                                        926,250
                                                                   ------------
                                                                      1,773,050
                                                                   ------------
AEROSPACE/DEFENSE -- 4.4%
     33,000    AlliedSignal, Inc.                                     1,462,312
     12,000    General Dynamics Corp.                                   703,500
                                                                   ------------
                                                                      2,165,812
                                                                   ------------
AUTOMOTIVE -- 2.9%
     42,560    LucasVarity Corp. plc ADR                              1,425,760
                                                                   ------------
BANKING -- 5.5%
     15,000    BankBoston Corp.                                         584,063
     17,390    Citigroup, Inc.                                          860,805
     30,330    Wells Fargo & Co.                                      1,211,304
                                                                   ------------
                                                                      2,656,172
                                                                   ------------
CHEMICALS -- 1.3%
     12,000    du Pont (E.I.) de Nemours & Co.                          636,750
                                                                   ------------
COMPUTER SERVICES -- 1.1%
     12,000    Sabre Group Holdings, Inc.*                              534,000
                                                                   ------------

-------------------------------------------------------------------------------
SHARES                                                                 VALUE
-------------------------------------------------------------------------------
CONGLOMERATES -- 6.2%
     19,000    Minnesota Mining & Manufacturing Co.                $  1,351,375
     22,000    Textron, Inc.                                          1,670,625
                                                                   ------------
                                                                      3,022,000
                                                                   ------------
CONSUMER PRODUCTS -- 2.5%
     27,000    Avery Dennison Corp.                                   1,216,687
                                                                   ------------
DRUGS & MEDICAL PRODUCTS -- 1.6%
     18,084    Becton, Dickinson & Co.                                  771,961
                                                                   ------------
ELECTRONICS -- 4.8%
     10,000    Avnet, Inc.                                              605,000
      4,000    Conexant Systems, Inc. (1)*                               67,000
     42,000    Rockwell International Corp. (2)                       1,687,875
                                                                   ------------
                                                                      2,359,875
                                                                   ------------
FOOD SERVICES -- 3.3%
     12,715    Diageo plc ADR                                           588,069
     13,500    McDonald's Corp.                                       1,034,437
                                                                   ------------
                                                                      1,622,506
                                                                   ------------
HEALTH & HOSPITALS -- 1.6%
     28,750    Tenet Healthcare Corp.*                                  754,688
                                                                   ------------
INSURANCE -- 19.5%
     56,100    ACE Ltd.                                               1,931,944
     14,744    AFLAC, Inc.                                              648,736
      2,839    American International Group, Inc.                       274,318
        420    Berkshire Hathaway, Inc. (Class B)                       987,000
     41,161    Conseco, Inc.                                          1,257,983
     42,000    Everest Reinsurance Holdings, Inc.                     1,635,375
     30,602    EXEL Ltd.                                              2,295,150
     13,000    RenaissanceRe Holdings Ltd.                              476,125
                                                                   ------------
                                                                      9,506,631
                                                                   ------------
LEISURE -- 1.7%
     17,000    Carnival Corp.                                           816,000
                                                                   ------------
MACHINERY/ENGINEERING -- 5.0%
     16,000    Caterpillar, Inc.                                        736,000
     46,000    Dover Corp.                                            1,684,750
                                                                   ------------
                                                                      2,420,750
                                                                   ------------
MISCELLANEOUS FINANCIAL SERVICES -- 4.5%
     19,912    Countrywide Credit Industries, Inc.                      999,334
     18,620    Federal Home Loan Mortgage Corp.                       1,199,826
                                                                   ------------
                                                                      2,199,160
                                                                   ------------
PRINTING/PUBLISHING -- 2.4%
      9,000    Donnelley (R.R.) & Sons Co.                              394,313
     24,000    Reed International plc ADR                               756,000
                                                                   ------------
                                                                      1,150,313
                                                                   ------------
RETAIL -- 2.0%
     15,888    May Department Stores Co.                                959,238
                                                                   ------------
TECHNOLOGY -- 0.8%
      9,000    Computer Associates International, Inc.                  383,625
                                                                   ------------

* Non-income producing security
(1) Shares distributed to holders of Rockwell International Corp.
   on January 4, 1999.
(2) Value shown net of spin-off of Conexant Systems, Inc. on January 4, 1999.

  OCC ACCUMULATION TRUST                                       DECEMBER 31, 1998
--------------------------------------------------------------------------------
  SCHEDULES OF INVESTMENTS (continued)

-------------------------------------------------------------------------------
SHARES                                          VALUE
-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELECOMMUNICATIONS -- 2.9%
     14,000    Motorola, Inc.                                      $    854,875
      6,000    Sprint Corp. (FON Group)                                 504,750
      3,000    Sprint Corp. (Pcs Group)*                                 69,375
                                                                   ------------
                                                                      1,429,000
                                                                   ------------
TOBACCO/BEVERAGES/FOOD PRODUCTS -- 3.4%
     31,000    Philip Morris Cos., Inc.                               1,658,500
                                                                   ------------
TRANSPORTATION -- 3.7%
     23,600    AMR Corp.*                                             1,401,250
     21,000    Canadian Pacific Ltd.                                    396,375
                                                                   ------------
                                                                      1,797,625
                                                                   ------------
Total Common Stocks
  (cost -- $32,064,612)                                              41,260,103
                                                                   ------------
Total Investments
  (cost -- $41,093,552)                                   103.2%   $ 50,289,043
Liabilities in Excess of Other Assets                      (3.2)     (1,578,332)
                                                          -----    ------------
Total Net Assets                                          100.0%   $ 48,710,711
                                                          -----    ------------
                                                          -----    ------------

  SMALL CAP PORTFOLIO

-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                         VALUE
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY NOTE -- 0.6%
    965,000    Federal Home Loan Bank,
                 4.30%, 1/4/99
                 (cost -- $964,654)                                     964,654
                                                                   ------------
SHORT-TERM CORPORATE NOTES -- 12.0%
AUTOMOTIVE -- 4.1%
               Ford Motor Credit Corp.,
  2,335,000    5.28%, 1/8/99                                          2,332,603
  4,025,000    5.41%, 1/5/99                                          4,022,580
                                                                   ------------
                                                                      6,355,183
                                                                   ------------
MACHINERY/ENGINEERING -- 3.8%
    693,000    Deere & Co.,
                 5.32%, 1/11/99                                         691,976
  5,180,000    Deere (John) Capital Corp.,
                 5.24%, 1/11/99                                       5,172,460
                                                                   ------------
                                                                      5,864,436
                                                                   ------------
MISCELLANEOUS FINANCIAL SERVICES -- 4.0%
  5,235,000    American Express Credit Corp.,
                 5.05%, 1/12/99                                       5,226,922
  1,000,000    Norwest Financial Inc.,
                 5.50%, 1/22/99                                         996,792
                                                                   ------------
                                                                      6,223,714
                                                                   ------------
TECHNOLOGY -- 0.1%
    110,000    IBM Credit Corp.,
                 5.17%, 1/19/99                                         109,716
                                                                   ------------
Total Short-Term Corporate Notes
  (cost -- $18,553,049)                                              18,553,049
                                                                   ------------

-------------------------------------------------------------------------------
SHARES                                                                VALUE
-------------------------------------------------------------------------------
COMMON STOCKS -- 87.3%
AGRICULTURE -- 1.0%
     50,600    Agribrands International, Inc.*                     $  1,518,000
                                                                   ------------
AUTOMOTIVE -- 2.4%
     65,500    Borg-Warner Automotive, Inc.                           3,655,719
                                                                   ------------
CHEMICALS -- 8.3%
    153,200    Hanna (M.A.) Co.                                       1,886,275
     55,900    McWhorter Technologies, Inc.*                          1,278,712
    161,200    Schulman (A.), Inc.                                    3,657,225
    230,000    TETRA Technologies, Inc.*                              2,525,469
    225,700    Triarc Companies, Inc.*                                3,611,200
                                                                   ------------
                                                                     12,958,881
                                                                   ------------
COMPUTER SERVICES -- 4.2%
    176,767    BancTec, Inc.*                                         2,220,635
    164,300    Wallace Computer Services, Inc.                        4,333,413
                                                                   ------------
                                                                      6,554,048
                                                                   ------------
CONGLOMERATES -- 1.9%
    162,000    GP Strategies Corp.*                                   2,430,000
     29,300    U.S. Industries, Inc.                                    545,712
                                                                   ------------
                                                                      2,975,712
                                                                   ------------
CONTAINERS -- 0.2%
     15,000    AEP Industries, Inc.*                                    326,250
                                                                   ------------
DRUGS & MEDICAL PRODUCTS -- 1.2%
     30,200    Dentsply International, Inc.                             777,650
     66,000    Vital Signs, Inc.                                      1,155,000
                                                                   ------------
                                                                      1,932,650
                                                                   ------------
ELECTRONICS -- 6.8%
     87,900    CTS Corp.                                              3,823,650
    165,400    Exar Corp.*                                            2,667,075
    219,500    General Semiconductor, Inc.*                           1,797,156
     14,700    Oak Industries, Inc.*                                    514,500
     54,800    Technitrol, Inc.                                       1,746,750
                                                                   ------------
                                                                     10,549,131
                                                                   ------------
ENERGY -- 5.0%
    106,100    Basin Exploration, Inc.*                               1,332,881
    138,000    Cabot Oil & Gas Corp.                                  2,070,000
    250,700    KCS Energy, Inc.                                         767,769
     99,800    Nuevo Energy Co.*                                      1,147,700
    135,400    St. Mary Land & Exploration Co.                        2,504,900
                                                                   ------------
                                                                      7,823,250
                                                                   ------------
HEALTH & HOSPITALS -- 7.3%
    240,200    American Medical Security
                 Group, Inc.                                          3,437,863
     65,600    Corvel Corp.*                                          2,312,400
    230,000    Magellan Health Services, Inc.*                        1,926,250
     47,400    Trigon Healthcare, Inc.*                               1,768,612
    222,500    United Wisconsin Services, Inc.                        1,932,969
                                                                   ------------
                                                                     11,378,094
                                                                   ------------

  * Non-income producing security

  OCC ACCUMULATION TRUST                                       DECEMBER 31, 1998
--------------------------------------------------------------------------------
  SCHEDULES OF INVESTMENTS (continued)

-------------------------------------------------------------------------------
SHARES                                                              VALUE
-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
INSURANCE -- 18.6%
    157,500    Annuity & Life Re Holdings Ltd.                     $  4,252,500
    128,600    Chartwell Re Corp.                                     3,054,250
    168,000    CNA Surety Corp.                                       2,646,000
     70,100    Delphi Financial Group, Inc. (Class A)                 3,675,869
    122,600    Enhance Financial Services Group, Inc.                 3,678,000
     70,700    E.W. Blanch Holdings, Inc.                             3,353,831
     27,900    Horace Mann Educators Corp.                              795,150
    122,500    RenaissanceRe Holdings Ltd.                            4,486,562
    117,900    Terra Nova (Bermuda) Holdings Ltd.                     2,976,975
                                                                   ------------
                                                                     28,919,137
                                                                   ------------
MACHINERY/ENGINEERING -- 3.0%
    109,246    Albany International Corp.                             2,068,847
    155,500    Flowserve Corp.                                        2,575,469
                                                                   ------------
                                                                      4,644,316
                                                                   ------------
MANUFACTURING -- 6.3%
    135,700    Artesyn Technologies, Inc.*                            1,899,800
    224,200    Baldwin Technology, Inc. (Class A)*                    1,261,125
    212,000    Guilford Mills, Inc.                                   3,537,750
    187,700    Lydall, Inc.*                                          2,228,938
     20,100    Precision Castparts Corp.                                889,425
                                                                   ------------
                                                                      9,817,038
                                                                   ------------
PRINTING/PUBLISHING -- 3.0%
    338,700    Hollinger International, Inc.                          4,720,631
                                                                   ------------
REAL ESTATE -- 0.1%
      5,689    Security Capital Group, Inc. (Class B)*                   77,157
                                                                   ------------
TECHNOLOGY -- 10.7%
     58,500    Adaptec, Inc.*                                         1,027,406
     82,900    Harman International Industries, Inc.                  3,160,563
    147,800    Unitrode Corp.*                                        2,586,500
    153,500    Volt Information Sciences, Inc.*                       3,463,344
    229,400    Wang Laboratories, Inc.*                               6,365,850
                                                                   ------------
                                                                     16,603,663
                                                                   ------------
TEXTILES/APPAREL -- 3.4%
    411,800    Paxar Corp.*                                           3,680,462
     49,500    Westpoint Stevens, Inc. *                              1,562,344
                                                                   ------------
                                                                      5,242,806
                                                                   ------------
TRANSPORTATION -- 3.9%
    154,600    Air Express International Corp.                        3,362,550
    163,650    Interpool, Inc.                                        2,741,138
                                                                   ------------
                                                                      6,103,688
                                                                   ------------
Total Common Stocks
  (cost -- $139,676,683)                                            135,800,171
                                                                   ------------
Total Investments
  (cost -- $159,194,386)                                   99.9%   $155,317,874
Other Assets in Excess of Liabilities                       0.1         188,060
                                                          -----    ------------
Total Net Assets                                          100.0%   $155,505,934
                                                          -----    ------------
                                                          -----    ------------

  MANAGED PORTFOLIO

-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                VALUE
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY NOTES -- 0.3%
$  800,000     Federal Farm Credit Bank,
                 5.06%, 1/12/99                                    $    798,763
  1,135,000    Federal Home Loan Bank,
                 5.125%, 1/22/99                                      1,131,607
                                                                   ------------
Total U.S. Government Agency Notes
  (cost -- $1,930,370)                                                1,930,370
                                                                   ------------
SHORT-TERM CORPORATE NOTES -- 17.7%
AUTOMOTIVE -- 3.7%
               Ford Motor Credit Corp.,
  1,865,000      4.88%, 2/1/99                                        1,857,163
  4,565,000      5.26%, 1/11/99                                       4,558,330
 18,250,000      5.41%, 1/5/99                                       18,239,030
  3,910,000    General Motors Acceptance Corp.,
                 5.28%, 1/5/99                                        3,907,706
                                                                   ------------
                                                                     28,562,229
                                                                   ------------
INSURANCE -- 2.8%
 21,975,000    Prudential Funding Corp.,
                 4.70%, 2/4/99                                       21,877,455
                                                                   ------------
MACHINERY/ENGINEERING -- 3.5%
 27,400,000    Deere (John) Capital Corp.,
                 5.24%, 1/11/99                                      27,360,118
                                                                   ------------
MISCELLANEOUS FINANCIAL SERVICES -- 1.1%
  1,100,000    American Express Credit Corp.,
                 5.15%, 1/15/99                                       1,097,797
  7,470,000    Household Finance Corp.,
                 5.08%, 1/19/99                                       7,451,026
                                                                   ------------
                                                                      8,548,823
                                                                   ------------
OIL/GAS -- 2.5%
 19,305,000    Chevron USA, Inc.,
                 5.30%, 1/12/99                                      19,273,737
                                                                   ------------
TECHNOLOGY -- 4.1%
 31,930,000    IBM Credit Corp.,
                 5.17%, 1/19/99                                      31,847,461
                                                                   ------------
Total Short-Term Corporate Notes
  (cost -- $137,469,823)                                            137,469,823
                                                                   ------------
U.S. TREASURY NOTES AND BONDS -- 0.1%
    700,000      6.25%, 8/15/23                                         782,362
    297,500      7.875%, 8/15/01                                        320,741
                                                                   ------------
Total U.S. Treasury Notes and Bonds
  (cost -- $878,024)                                                  1,103,103
                                                                   ------------

-------------------------------------------------------------------------------
SHARES                                                                  VALUE
-------------------------------------------------------------------------------
COMMON STOCKS -- 81.6%
AEROSPACE/DEFENSE -- 3.3%
     88,700    AlliedSignal, Inc.                                     3,930,519
    672,400    Boeing Co.                                            21,937,050
                                                                   ------------
                                                                     25,867,569
                                                                   ------------

  * Non-income producing security

  OCC ACCUMULATION TRUST                                       DECEMBER 31, 1998
--------------------------------------------------------------------------------
  SCHEDULES OF INVESTMENTS (continued)

-------------------------------------------------------------------------------
SHARES                                                                 VALUE
-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
BANKING -- 13.9%
    477,000    BankBoston Corp.                                    $ 18,573,187
    759,500    Citigroup, Inc.                                       37,595,250
     32,000    M & T Bank Corp.                                      16,606,000
    885,000    Wells Fargo & Co.                                     35,344,688
                                                                   ------------
                                                                    108,119,125
                                                                   ------------

CHEMICALS -- 7.6%
    130,000    Dow Chemical Co.                                      11,821,875
    532,000    du Pont (E.I.) de Nemours & Co.                       28,229,250
    119,200    Hercules, Inc.                                         3,263,100
    240,000    Monsanto Co.                                          11,400,000
    200,000    Solutia, Inc.                                          4,475,000
                                                                   ------------
                                                                     59,189,225
                                                                   ------------
CONGLOMERATES -- 4.4%
    270,000    Minnesota Mining &
                 Manufacturing Co.                                   19,203,750
    167,600    Tenneco, Inc.                                          5,708,875
    125,000    Textron, Inc.                                          9,492,187
                                                                   ------------
                                                                     34,404,812
                                                                   ------------

CONSUMER PRODUCTS -- 1.4%
    474,500    Mattel, Inc.                                          10,824,531
                                                                   ------------

DRUGS & MEDICAL PRODUCTS -- 0.7%
    120,000    Becton, Dickinson & Co.                                5,122,500
                                                                   ------------

ENERGY -- 1.1%
    300,000    Unocal Corp.                                           8,756,250
                                                                   ------------

FOOD SERVICES -- 9.1%
    617,000    Diageo plc ADR                                        28,536,250
    547,200    McDonald's Corp.                                      41,929,200
                                                                   ------------
                                                                     70,465,450
                                                                   ------------
INSURANCE -- 5.8%
    434,100    ACE Ltd.                                              14,949,319
    396,600    EXEL Ltd.                                             29,745,000
                                                                   ------------
                                                                     44,694,319
                                                                   ------------
MACHINERY/ENGINEERING -- 1.9%
    329,500    Caterpillar, Inc.                                     15,157,000
                                                                   ------------

MANUFACTURING -- 2.8%
    550,000    ITT Industries, Inc.                                  21,862,500
                                                                   ------------

MEDIA/BROADCASTING -- 7.8%
    630,000    News Corp. Ltd. ADR +                                 15,553,125
    730,000    Time Warner, Inc.                                     45,305,625
                                                                   ------------
                                                                     60,858,750
                                                                   ------------

MISCELLANEOUS FINANCIAL SERVICES -- 6.5%
    780,000    Federal Home Loan Mortgage Corp.                      50,261,250
                                                                   ------------

PAPER PRODUCTS -- 1.8%
    351,000    Champion International Corp.                          14,215,500
                                                                   ------------

PRINTING/PUBLISHING -- 2.1%
    350,000    Donnelley (R.R.) & Sons Co.                           15,334,375
     20,000    Reed International plc ADR                               630,000
                                                                   ------------
                                                                     15,964,375
                                                                   ------------

REAL ESTATE -- 0.1%
      1,399    Security Capital Group Inc., (Class A) *                 923,065
                                                                   ------------
-------------------------------------------------------------------------------
SHARES                                                               VALUE
-------------------------------------------------------------------------------
TECHNOLOGY -- 1.3%
    240,000    Computer Associates International, Inc.             $ 10,230,000
                                                                   ------------
TELECOMMUNICATIONS -- 4.9%
    250,200    Sprint Corp. (FON Group)                              21,048,075
    257,800    US West, Inc.                                         16,660,325
                                                                   ------------
                                                                     37,708,400
                                                                   ------------
TOBACCO/BEVERAGES/FOOD PRODUCTS -- 3.3%
    475,000    Philip Morris Cos., Inc.                              25,412,500
                                                                   ------------
TRANSPORTATION -- 1.8%
    240,000    UAL Corp.*                                            14,325,000
                                                                   ------------
Total Common Stocks
  (cost -- $562,602,211)                                            634,362,121
                                                                   ------------
Total Investments
  (cost -- $702,880,428)                                   99.7%   $774,865,417
Other Assets in Excess of Liabilities                       0.3       2,221,706
                                                          -----    ------------
Total Net Assets                                          100.0%   $777,087,123
                                                          -----    ------------
                                                          -----    ------------

  U.S. GOVERNMENT INCOME PORTFOLIO

-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                 VALUE
-------------------------------------------------------------------------------
U.S. TREASURY NOTES AND BONDS -- 50.1%
    475,000    5.625%, 10/31/99                                         478,563
    375,000    5.875%, 11/30/01                                         387,656
     95,000    6.25%, 4/30/01                                            98,340
  1,450,000    6.50%, 5/31/02                                         1,530,881
    885,000    6.50%, 10/15/06                                          981,660
  1,450,000    7.25%, 8/15/22                                         1,804,800
                                                                   ------------
Total U.S. Treasury Notes and Bonds
  (cost -- $5,152,219)                                                5,281,900
                                                                   ------------

U.S. GOVERNMENT AGENCY NOTES -- 33.5%
     75,000    Federal Farm Credit Bank,
                 8.65%, 10/1/99                                          77,004
               Federal Home Loan Bank,
    345,000    6.90%, 2/7/07                                            378,800
    100,000    8.09%, 12/28/04                                          114,250
    155,000    8.60%, 8/25/99                                           158,463
               Federal Home Loan Mortgage Corp.,
     65,000    4.85%, 2/2/99                                             64,720
    175,000    6.22%, 3/24/03                                           182,082
    300,000    7.71%, 6/21/04                                           303,561
    125,000    7.75%, 11/7/01                                           133,848
    150,000    8.115%, 1/31/05                                          171,843
               Federal National Mortgage Assoc.,
     95,000    5.16%, 1/15/99                                            94,809
    550,000    6.00%, 5/15/08                                           580,591
    150,000    9.20%, 9/11/00                                           160,101
    100,000    Student Loan Marketing Assoc., 7.20%, 11/9/00            103,812
  1,000,000    Tennessee Valley Authority, 5.375%, 11/13/08           1,002,660
                                                                   ------------
Total U.S. Government Agency Notes
  (cost -- $3,457,686)                                                3,526,544
                                                                   ------------

  * Non-income producing security
   + Preferred stock

  OCC ACCUMULATION TRUST                                       DECEMBER 31, 1998
--------------------------------------------------------------------------------
  SCHEDULES OF INVESTMENTS (concluded)

-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                   VALUE
-------------------------------------------------------------------------------
MORTGAGE-RELATED SECURITIES -- 13.2%
               Federal National Mortgage Assoc.,
 $  147,301    6.00%, 3/1/13                                       $    147,669
    147,370    6.50%, 5/1/26                                            148,382
    191,623    6.50%, 1/1/28                                            192,880
    318,520    6.50%, 2/1/28                                            320,610
      2,975    9.00%, 8/1/02                                              3,034
      8,866    9.50%, 12/1/06                                             9,144
     21,359    9.50%, 3/1/19                                             22,934
     43,455    9.50%, 12/1/19                                            46,496
               Government National Mortgage Assoc.,
    328,734    7.00%, 3/15/28                                           336,334
    162,744    7.00%, 4/15/28                                           166,507
                                                                   ------------
Total Mortgage-Related Securities
  (cost -- $1,368,586)                                                1,393,990
                                                                   ------------

-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                  VALUE
-------------------------------------------------------------------------------
CORPORATE NOTES -- 2.2%

CONGLOMERATES -- 1.0%
 $  100,000    General Electric Capital Corp.,   8.375%, 3/1/01    $    106,627
                                                                   ------------

MISCELLANEOUS FINANCIAL SERVICES -- 1.2%
    125,000    International Lease Finance Corp.,   6.125%,
                 11/1/99                                                125,646
                                                                   ------------
Total Corporate Notes
  (cost -- $226,678)                                                    232,273
                                                                   ------------
Total Investments
  (cost -- $10,205,169)                                    99.0%   $ 10,434,707
Other Assets in Excess of Liabilities                       1.0         107,255
                                                          -----    ------------
Total Net Assets                                          100.0%   $ 10,541,962
                                                          -----    ------------
                                                          -----    ------------

  See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

                                                                            U.S. GOVERNMENT
                                  EQUITY       SMALL CAP       MANAGED          INCOME
                                 PORTFOLIO     PORTFOLIO      PORTFOLIO       PORTFOLIO
                                -----------   ------------   ------------   ----------------
ASSETS
Investments, at value
  (cost -- $41,093,552,
  $159,194,386, $702,880,428,
  and $10,205,169,
  respectively)...............  $50,289,043   $155,317,874   $774,865,417     $ 10,434,707
Cash..........................        7,456          2,392          7,521              996
Receivable from investments
  sold........................      260,030        443,020      1,708,517               --
Receivable from fund shares
  sold........................      197,790        142,176        267,323               --
Dividends receivable..........       35,153         61,146        528,204               --
Interest receivable...........           --             --         25,374          122,339
Receivable from investment
  adviser.....................           --             --             --            1,478
Other assets..................          504          1,262          5,598              203
                                -----------   ------------   ------------     ------------
            Total Assets......   50,789,976    155,967,870    777,407,954       10,559,723
                                -----------   ------------   ------------     ------------

LIABILITIES
Payable for investments
  purchased...................    2,062,276        347,492             --               --
Payable for fund shares
  redeemed....................           --         79,717        194,272            6,025
Investment advisory fee
  payable.....................        2,106          6,646         32,903               --
Other payables and accrued
  expenses....................       14,883         28,081         93,656           11,736
                                -----------   ------------   ------------     ------------
            Total
               Liabilities....    2,079,265        461,936        320,831           17,761
                                -----------   ------------   ------------     ------------
            Total Net
               Assets.........  $48,710,711   $155,505,934   $777,087,123     $ 10,541,962
                                -----------   ------------   ------------     ------------
                                -----------   ------------   ------------     ------------

COMPOSITION OF NET ASSETS
Par value ($.01 per share)....  $    12,588   $     67,314   $    177,669     $      9,893
Paid-in-capital in excess of
  par.........................   36,745,860    159,773,829    670,274,758       10,303,113
Accumulated undistributed net
     investment income........      496,362        978,615     11,467,176               --
Accumulated net realized gain
     (loss)
     on investments...........    2,260,410     (1,437,312)    23,182,531             (582)
Net unrealized appreciation
     (depreciation)
     on investments...........    9,195,491     (3,876,512)    71,984,989          229,538
                                -----------   ------------   ------------     ------------

            Total Net
               Assets.........  $48,710,711   $155,505,934   $777,087,123     $ 10,541,962
                                -----------   ------------   ------------     ------------
                                -----------   ------------   ------------     ------------

Fund shares outstanding.......    1,258,763      6,731,406     17,766,949          989,297
                                -----------   ------------   ------------     ------------

Net asset value per share.....  $     38.70   $      23.10   $      43.74     $      10.66
                                -----------   ------------   ------------     ------------
                                -----------   ------------   ------------     ------------

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                          U.S. GOVERNMENT
                                  EQUITY      SMALL CAP       MANAGED        INCOME
                                PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
                                ----------   ------------   -----------   ---------------
INVESTMENT INCOME
  Dividends (net of foreign
     withholding taxes of
     $5,901, $0, $13,926, and
     $0, respectively)........  $  471,848   $    985,845   $ 9,559,315      $      --
  Interest....................     367,387      1,183,857     7,298,976        494,514
                                ----------   ------------   -----------      ---------
     Total investment
       income.................     839,235      2,169,702    16,858,291        494,514
                                ----------   ------------   -----------      ---------

OPERATING EXPENSES
  Investment advisory fees....     291,218      1,089,755     5,140,492         49,774
  Custodian fees..............      18,905         37,359        78,062         19,574
  Trustees' fees and
     expenses.................      12,509         26,040        38,124         11,825
  Audit fees..................       8,786         10,506        24,053          8,173
  Transfer and dividend
     disbursing agent fees....       8,207         11,076        28,080          7,286
  Reports and notices to
     shareholders.............       2,298         12,665        69,154            742
  Legal fees..................         716          2,550        12,763            165
  Miscellaneous...............       1,062          2,101         2,870          1,711
                                ----------   ------------   -----------      ---------
     Total operating
       expenses...............     343,701      1,192,052     5,393,598         99,250
     Less: Investment advisory
       fees waived............          --             --            --        (16,027)
     Less: Expenses offset....        (828)          (969)       (2,491)          (265)
                                ----------   ------------   -----------      ---------
       Net operating
          expenses............     342,873      1,191,083     5,391,107         82,958
                                ----------   ------------   -----------      ---------
       Net investment
          income..............     496,362        978,619    11,467,184        411,556
                                ----------   ------------   -----------      ---------

REALIZED AND UNREALIZED GAIN
  (LOSS)
  ON INVESTMENTS -- NET
  Net realized gain (loss) on
     investments..............   2,269,575     (1,428,318)   23,587,489        151,330
  Net change in unrealized
     appreciation
     (depreciation) on
     investments..............   1,277,757    (13,507,408)     (185,933)        89,811
                                ----------   ------------   -----------      ---------
       Net realized gain
          (loss) and change in
          unrealized
          appreciation
          (depreciation) on
          investments.........   3,547,332    (14,935,726)   23,401,556        241,141
                                ----------   ------------   -----------      ---------
Net increase (decrease) in net
  assets resulting from
  operations..................  $4,043,694   ($13,957,107)  $34,868,740      $ 652,697
                                ----------   ------------   -----------      ---------
                                ----------   ------------   -----------      ---------

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    EQUITY PORTFOLIO
                                                                   --------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                   --------------------------------------------------
                                                                         1998                       1997
                                                                   -----------------------    -----------------------
OPERATIONS
  Net investment income.........................................         $   496,362                $   311,417
  Net realized gain (loss) on investments.......................           2,269,575                  1,335,830
  Net change in unrealized appreciation (depreciation) on
    investments.................................................           1,277,757                  4,175,591
                                                                         -----------                -----------
    Net increase (decrease) in net assets resulting from
      operations................................................           4,043,694                  5,822,838
                                                                         -----------                -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.........................................            (311,417)                  (188,895)
  Net realized gains............................................          (1,344,997)                  (672,432)
                                                                         -----------                -----------
    Total dividends and distributions to shareholders...........          (1,656,414)                  (861,327)
                                                                         -----------                -----------
FUND SHARE TRANSACTIONS
  Net proceeds from sales.......................................          25,006,798                 10,880,025
  Proceeds from shares issued in connection with the
    reorganization of the Bond Portfolio........................                  --                         --
  Reinvestment of dividends and distributions...................           1,656,414                    861,327
  Cost of shares redeemed.......................................          (9,159,759)                (7,725,883)
                                                                         -----------                -----------
    Net increase in net assets from fund share transactions.....          17,503,453                  4,015,469
                                                                         -----------                -----------
        Total increase in net assets............................          19,890,733                  8,976,980

NET ASSETS
  Beginning of year.............................................          28,819,978                 19,842,998
                                                                         -----------                -----------
  End of year (including undistributed net investment income of
    $496,362 and $311,417; $978,615 and $397,655; $11,467,176
    and $4,115,641; and $0 and $0; respectively)................         $48,710,711                $28,819,978
                                                                         -----------                -----------
                                                                         -----------                -----------
SHARES ISSUED AND REDEEMED
  Issued........................................................             673,182                    328,269
  Shares issued in connection with the reorganization of the
    Bond Portfolio..............................................                  --                         --
  Issued in reinvestment of dividends and distributions.........              44,976                     28,807
  Redeemed......................................................            (248,628)                  (227,653)
                                                                         -----------                -----------
    Net increase................................................             469,530                    129,423
                                                                         -----------                -----------
                                                                         -----------                -----------


                                                                                 SMALL CAP PORTFOLIO
                                                                  --------------------------------------------------

                                                                               YEAR ENDED DECEMBER 31,
                                                                  --------------------------------------------------
                                                                         1998                       1997
                                                                  -----------------------    -----------------------
OPERATIONS
  Net investment income.........................................       $     978,619              $     397,656
  Net realized gain (loss) on investments.......................          (1,428,318)                 4,341,925
  Net change in unrealized appreciation (depreciation) on
    investments.................................................         (13,507,408)                 6,375,677
                                                                       -------------              -------------
    Net increase (decrease) in net assets resulting from
      operations................................................         (13,957,107)                11,115,258
                                                                       -------------              -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.........................................            (397,659)                  (226,926)
  Net realized gains............................................          (4,342,119)                (1,600,321)
                                                                       -------------              -------------
    Total dividends and distributions to shareholders...........          (4,739,778)                (1,827,247)
                                                                       -------------              -------------
FUND SHARE TRANSACTIONS
  Net proceeds from sales.......................................          75,017,090                 70,252,565
  Proceeds from shares issued in connection with the
    reorganization of the Bond Portfolio........................                  --                         --
  Reinvestment of dividends and distributions...................           4,739,778                  1,827,247
  Cost of shares redeemed.......................................         (16,118,555)                (5,059,988)
                                                                       -------------              -------------
    Net increase in net assets from fund share transactions.....          63,638,313                 67,019,824
                                                                       -------------              -------------
        Total increase in net assets............................          44,941,428                 76,307,835
NET ASSETS
  Beginning of year.............................................         110,564,506                 34,256,671
                                                                       -------------              -------------
  End of year (including undistributed net investment income of
    $496,362 and $311,417; $978,615 and $397,655; $11,467,176
    and $4,115,641; and $0 and $0; respectively)................       $ 155,505,934              $ 110,564,506
                                                                       -------------              -------------
                                                                       -------------              -------------
SHARES ISSUED AND REDEEMED
  Issued........................................................           3,039,039                  2,800,876
  Shares issued in connection with the reorganization of the
    Bond Portfolio..............................................                  --                         --
  Issued in reinvestment of dividends and distributions.........             177,254                     83,857
  Redeemed......................................................            (677,160)                  (207,710)
                                                                       -------------              -------------
    Net increase................................................           2,539,133                  2,677,023
                                                                       -------------              -------------
                                                                       -------------              -------------


                                                                                  MANAGED PORTFOLIO
                                                                  --------------------------------------------------

                                                                               YEAR ENDED DECEMBER 31,
                                                                  --------------------------------------------------
                                                                         1998                       1997
                                                                  -----------------------    -----------------------
OPERATIONS
  Net investment income.........................................       $  11,467,184              $   4,115,641
  Net realized gain (loss) on investments.......................          23,587,489                 16,103,603
  Net change in unrealized appreciation (depreciation) on
    investments.................................................            (185,933)                32,559,342
                                                                       -------------              -------------
    Net increase (decrease) in net assets resulting from
      operations................................................          34,868,740                 52,778,586
                                                                       -------------              -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.........................................          (4,115,649)                (2,161,818)
  Net realized gains............................................         (16,508,556)                (6,639,642)
                                                                       -------------              -------------
    Total dividends and distributions to shareholders...........         (20,624,205)                (8,801,460)
                                                                       -------------              -------------
FUND SHARE TRANSACTIONS
  Net proceeds from sales.......................................         339,789,141                260,261,576
  Proceeds from shares issued in connection with the
    reorganization of the Bond Portfolio........................                  --                         --
  Reinvestment of dividends and distributions...................          20,624,205                  8,801,460
  Cost of shares redeemed.......................................         (64,361,982)               (26,977,032)
                                                                       -------------              -------------
    Net increase in net assets from fund share transactions.....         296,051,364                242,086,004
                                                                       -------------              -------------
        Total increase in net assets............................         310,295,899                286,063,130
NET ASSETS
  Beginning of year.............................................         466,791,224                180,728,094
                                                                       -------------              -------------
  End of year (including undistributed net investment income of
    $496,362 and $311,417; $978,615 and $397,655; $11,467,176
    and $4,115,641; and $0 and $0; respectively)................       $ 777,087,123              $ 466,791,224
                                                                       -------------              -------------
                                                                       -------------              -------------
SHARES ISSUED AND REDEEMED
  Issued........................................................           7,796,148                  6,451,958
  Shares issued in connection with the reorganization of the
    Bond Portfolio..............................................                  --                         --
  Issued in reinvestment of dividends and distributions.........             476,642                    243,943
  Redeemed......................................................          (1,520,543)                  (672,569)
                                                                       -------------              -------------
    Net increase................................................           6,752,247                  6,023,332
                                                                       -------------              -------------
                                                                       -------------              -------------

                                                                                   U.S. GOVERNMENT
                                                                                   INCOME PORTFOLIO
                                                                  --------------------------------------------------

                                                                               YEAR ENDED DECEMBER 31,
                                                                  --------------------------------------------------
                                                                        1998                       1997
                                                                  -----------------------    -----------------------
OPERATIONS
  Net investment income.........................................        $   411,556                $   328,172
  Net realized gain (loss) on investments.......................            151,330                     13,044
  Net change in unrealized appreciation (depreciation) on
    investments.................................................             89,811                    124,161
                                                                        -----------                -----------
    Net increase (decrease) in net assets resulting from
      operations................................................            652,697                    465,377
                                                                        -----------                -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.........................................           (411,556)                  (328,172)
  Net realized gains............................................           (149,402)                    (7,663)
                                                                        -----------                -----------
    Total dividends and distributions to shareholders...........           (560,958)                  (335,835)
                                                                        -----------                -----------
FUND SHARE TRANSACTIONS
  Net proceeds from sales.......................................          5,717,541                  2,093,607
  Proceeds from shares issued in connection with the
    reorganization of the Bond Portfolio........................                 --                  2,172,639
  Reinvestment of dividends and distributions...................            560,300                    335,840
  Cost of shares redeemed.......................................         (2,810,893)                (1,170,351)
                                                                        -----------                -----------
    Net increase in net assets from fund share transactions.....          3,466,948                  3,431,735
                                                                        -----------                -----------
        Total increase in net assets............................          3,558,687                  3,561,277
NET ASSETS
  Beginning of year.............................................          6,983,275                  3,421,998
                                                                        -----------                -----------
  End of year (including undistributed net investment income of
    $496,362 and $311,417; $978,615 and $397,655; $11,467,176
    and $4,115,641; and $0 and $0; respectively)................        $10,541,962                $ 6,983,275
                                                                        -----------                -----------
                                                                        -----------                -----------
SHARES ISSUED AND REDEEMED
  Issued........................................................            535,354                    202,361
  Shares issued in connection with the reorganization of the
    Bond Portfolio..............................................                 --                    212,587
  Issued in reinvestment of dividends and distributions.........             52,582                     32,289
  Redeemed......................................................           (263,013)                  (112,598)
                                                                        -----------                -----------
    Net increase................................................            324,923                    334,639
                                                                        -----------                -----------
                                                                        -----------                -----------

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1998

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Equity Portfolio, the Small Cap Portfolio, the Managed Portfolio and the U.S. Government Income Portfolio (collectively, the "Portfolios") are four of six portfolios offered in the Trust. OpCap Advisors (the "Adviser"), a subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The accompanying financial statements and notes thereto are those of the Portfolios. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans. Each portfolio is authorized to issue an unlimited number of shares of beneficial interest at $.01 par value.

     The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

     Investment securities, other than debt securities, listed on a national securities exchange or traded in the over-the -counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Investment debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no Federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

     Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

  (D) DIVIDENDS AND DISTRIBUTIONS

     The Equity, Small Cap and Managed Portfolios: Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. The U.S. Government Income
Portfolio: Dividends from net investment income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are declared and paid at least annually.

     The Trust's portfolios record dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal income tax treatment; temporary differences do not

                             OCC ACCUMULATION TRUST
                   NOTES TO FINANCIAL STATEMENTS ( CONTINUED)
                               DECEMBER 31, 1998

  (D) DIVIDENDS AND DISTRIBUTIONS (CONCLUDED)

require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for Federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or tax return of capital. At December 31, 1998, the Trust's portfolios did not have any permanent book-tax differences.

  (E) ALLOCATION OF EXPENSES

     Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or on another reasonable basis.

  (F) USE OF ESTIMATES

     The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (G) EXPENSES OFFSET

     The Portfolios benefit from an expense offset arrangement with its custodian bank where uninvested cash balances earn credits that reduce monthly fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolios.

  (H) TRUSTEES' FEES AND EXPENSES

     On October 19, 1998, the Trust adopted a retirement plan that provides for payments upon retirement to independent trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent trustee must serve for a minimum of seven years (or such lessor period as may be approved by the board) to become eligible to receive benefits. The effective date of the retirement plan is January 1, 1999, therefore, no expenses have been accrued for the year ended December 31, 1998.

(2) INVESTMENT ADVISORY FEE

     The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of each Portfolio's net assets as of the close of business each day at the following annual rates: .80% for each of the Equity, Small Cap and Managed Portfolios on the first $400 million, .75% on the next $400 million and .70% thereafter; and .60% for the U.S. Government Income Portfolio. The Adviser is contractually obligated to waive that portion of each advisory fee and to assume any necessary expense to limit total operating expenses of each Portfolio to 1.00% of average net assets (net of expenses offset) on an annual basis. For the year ended December 31, 1998, the Adviser waived $16,027 in investment advisory fees for the U.S. Government Income Portfolio.

(3) PURCHASES AND SALES OF SECURITIES

     For the year ended December 31, 1998, purchases and sales of investment securities, other than short-term securities, were as follows:

                                                                                                 U.S. GOVERNMENT
                                                    EQUITY        SMALL CAP        MANAGED          INCOME
                                                   PORTOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                  -----------    ------------    ------------    ---------------
Purchases......................................   $21,196,589    $112,798,438    $469,808,429      $ 9,985,862
Sales..........................................     8,644,843      59,424,804     192,301,465        6,536,135

                             OCC ACCUMULATION TRUST
                   NOTES TO FINANCIAL STATEMENTS ( CONCLUDED)
                               DECEMBER 31, 1998

(4) UNREALIZED APPRECIATION (DEPRECIATION) AND COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES

     At December 31, 1998, the composition of unrealized appreciation (depreciation) on investment securities and the cost of investments for Federal income tax purposes were as follows:

                                                    APPRECIATION    (DEPRECIATION)         NET          TAX COST
                                                    ------------    ---------------    -----------    ------------
Equity Portfolio.................................   $ 10,338,795     ($  1,143,304)    $ 9,195,491    $ 41,093,552
Small Cap Portfolio..............................     15,504,699       (19,536,141)     (4,031,442)    159,349,316
Managed Portfolio................................    110,407,000       (39,173,459)     71,233,541     703,631,876
U.S. Government Income Portfolio.................        238,433            (9,477)        228,956      10,205,751

(5) CAPITAL LOSS CARRYFORWARD

     At December 31, 1998, the Small Cap Portfolio's accumulated net realized capital losses available as a reduction against future net realized capital gains for Federal income tax purposes were $1,282,383, which will expire in 2006. To the extent that these capital loss carryforwards are used to offset future net realized gains, the gains offset will not be distributed to shareholders.

                             OCC ACCUMULATION TRUST
                              FINANCIAL HIGHLIGHTS
                FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                         INCOME FROM                            DIVIDENDS AND
                                                    INVESTMENT OPERATIONS                       DISTRIBUTIONS
                                          -----------------------------------------     -----------------------------
                                                            NET                                          DISTRIBUTIONS
                                                         REALIZED         TOTAL                             TO
                                                            AND           INCOME        DIVIDENDS TO     SHAREHOLDERS
                            NET ASSET                    UNREALIZED       (LOSS)        SHAREHOLDERS     FROM NET
                             VALUE,         NET          GAIN (LOSS)       FROM         FROM NET         REALIZED
                            BEGINNING     INVESTMENT        ON           INVESTMENT     INVESTMENT       GAINS ON
                            OF PERIOD      INCOME        INVESTMENTS     OPERATIONS      INCOME          INVESTMENTS
                            ---------     ----------     -----------     ----------     ------------     ------------
EQUITY PORTFOLIO
Year Ended
  December 31, 1998.....      $36.52         $0.39           $3.84          $4.23          ($0.39)          ($1.66)
  December 31, 1997.....       30.07          0.39            7.34           7.73           (0.28)           (1.00)
  December 31, 1996.....       25.05          0.21            5.52           5.73           (0.24)           (0.47)
  December 31, 1995.....       18.12          0.31            6.71           7.02           (0.09)              --
September 16, 1994 (3)
  to December 31,
  1994..................       18.57          0.09           (0.54)         (0.45)             --               --

                                                                                                 RATIOS
                                                                                   -----------------------------------
                                                                                    RATIO
                                                                                   OF NET
                                                                                   OPERATING     RATIO
                            TOTAL                                                  EXPENSES     OF NET
                          DIVIDENDS          NET                        NET          TO         INVESTMENT
                             AND            ASSET                     ASSETS,      AVERAGE      INCOME
                          DISTRIBUTIONS     VALUE                      END OF        NET          TO          PORTFOLIO
                          TO SHARE-         END OF      TOTAL          PERIOD      ASSETS       AVERAGE       TURNOVER
                           HOLDERS          PERIOD     RETURN (5)     (000'S)        (6)        NET ASSETS    RATE
                          -------------     ------     ----------     --------     ---------    ----------    --------
EQUITY PORTFOLIO
Year Ended
  December 31, 1998.....     ($ 2.05)       $38.70        11.9%        $48,711        0.94%(2)     1.36%(2)      29%
  December 31, 1997.....       (1.28)        36.52        26.6%         28,820        0.99%        1.25%         32%
  December 31, 1996.....       (0.71)        30.07        23.4%         19,843        0.93%(1)     1.29%(1)      36%
  December 31, 1995.....       (0.09)        25.05        38.9%          9,036        0.72%(1)     1.74%(1)      31%
September 16, 1994 (3)
  to December 31,
  1994..................          --         18.12        (2.4%)         4,281        0.72%(1,4)    1.80%(1,4)     6%

(1) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 1.05% and 1.15%, respectively, for the year ended December 31, 1996, 1.26% and 1.20%, respectively, for the year ended December 31, 1995 and 2.09% and 0.43%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.

                                                         INCOME FROM                            DIVIDENDS AND
                                                    INVESTMENT OPERATIONS                       DISTRIBUTIONS
                                          -----------------------------------------     -----------------------------
                                                            NET                                          DISTRIBUTIONS
                                                         REALIZED         TOTAL                             TO
                                                            AND           INCOME        DIVIDENDS TO     SHAREHOLDERS
                            NET ASSET                    UNREALIZED       (LOSS)        SHAREHOLDERS     FROM NET
                             VALUE,         NET          GAIN (LOSS)       FROM         FROM NET         REALIZED
                            BEGINNING     INVESTMENT        ON           INVESTMENT     INVESTMENT       GAINS ON
                            OF PERIOD      INCOME        INVESTMENTS     OPERATIONS      INCOME          INVESTMENTS
                            ---------     ----------     -----------     ----------     ------------     ------------
SMALL CAP PORTFOLIO
Year Ended
  December 31, 1998.....      $26.37         $0.14          ($2.38)        ($2.24)         ($0.09)          ($0.94)
  December 31, 1997.....       22.61          0.08            4.73           4.81           (0.13)           (0.92)
  December 31, 1996.....       19.91          0.14            3.45           3.59           (0.25)           (0.64)
  December 31, 1995.....       17.38          0.26            2.37           2.63           (0.05)           (0.05)
September 16, 1994 (3)
  to December 31,
  1994..................       17.49          0.06           (0.17)         (0.11)             --               --

                                                                                                 RATIOS
                                                                                   -----------------------------------
                                                                                    RATIO
                                                                                   OF NET
                                                                                   OPERATING     RATIO
                            TOTAL                                                  EXPENSES     OF NET
                          DIVIDENDS          NET                        NET          TO         INVESTMENT
                             AND            ASSET                     ASSETS,      AVERAGE      INCOME
                          DISTRIBUTIONS     VALUE                      END OF        NET          TO          PORTFOLIO
                          TO SHARE-         END OF      TOTAL          PERIOD      ASSETS       AVERAGE       TURNOVER
                           HOLDERS          PERIOD     RETURN (5)     (000'S)        (6)        NET ASSETS    RATE
                          -------------     ------     ----------     --------     ---------    ----------    --------
SMALL CAP PORTFOLIO
Year Ended
  December 31, 1998.....     ($ 1.03)       $23.10        (9.0%)      $155,506        0.88%(2)     0.72%(2)      51%
  December 31, 1997.....       (1.05)        26.37        22.2%        110,565        0.97%        0.64%         68%
  December 31, 1996.....       (0.89)        22.61        18.7%         34,257        0.93%(1)     1.03%(1)      50%
  December 31, 1995.....       (0.10)        19.91        15.2%         16,004        0.74%(1)     1.75%(1)      69%
September 16, 1994 (3)
  to December 31,
  1994..................          --         17.38        (0.6%)         9,210        0.74%(1,4)    1.22%(1,4)    32%

(1) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 1.01% and 0.92%, respectively, for the year ended December 31, 1996, 0.99% and 1.50%, respectively, for the year ended December 31, 1995 and 1.64% and 0.32%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.


                                                         INCOME FROM                            DIVIDENDS AND
                                                    INVESTMENT OPERATIONS                       DISTRIBUTIONS
                                          -----------------------------------------     -----------------------------
                                                            NET                                          DISTRIBUTIONS
                                                         REALIZED         TOTAL                             TO
                                                            AND           INCOME        DIVIDENDS TO     SHAREHOLDERS
                            NET ASSET                    UNREALIZED       (LOSS)        SHAREHOLDERS     FROM NET
                             VALUE,         NET          GAIN (LOSS)       FROM         FROM NET         REALIZED
                            BEGINNING     INVESTMENT        ON           INVESTMENT     INVESTMENT       GAINS ON
                            OF PERIOD      INCOME        INVESTMENTS     OPERATIONS      INCOME          INVESTMENTS
                            ---------     ----------     -----------     ----------     ------------     ------------
MANAGED PORTFOLIO
Year Ended
  December 31, 1998.....      $42.38         $0.60           $2.40          $3.00          ($0.33)          ($1.31)
  December 31, 1997.....       36.21          0.34            7.45           7.79           (0.40)           (1.22)
  December 31, 1996.....       30.14          0.43            6.31           6.74           (0.41)           (0.26)
  December 31, 1995.....       20.83          0.42            9.02           9.44           (0.13)              --
September 16, 1994 (3)
  to December 31,
  1994..................       21.80          0.14           (1.11)         (0.97)             --               --

                                                                                                 RATIOS
                                                                                   -----------------------------------
                                                                                    RATIO
                                                                                   OF NET
                                                                                   OPERATING     RATIO
                            TOTAL                                                  EXPENSES     OF NET
                          DIVIDENDS          NET                        NET          TO         INVESTMENT
                             AND            ASSET                     ASSETS,      AVERAGE      INCOME
                          DISTRIBUTIONS     VALUE                      END OF        NET          TO          PORTFOLIO
                          TO SHARE-         END OF      TOTAL          PERIOD      ASSETS       AVERAGE       TURNOVER
                           HOLDERS          PERIOD     RETURN (5)     (000'S)        (6)        NET ASSETS    RATE
                          -------------     ------     ----------     --------     ---------    ----------    --------
MANAGED PORTFOLIO
Year Ended
  December 31, 1998.....     ($ 1.64)       $43.74         7.1%       $777,087        0.82%(2)     1.74%(2)      37%
  December 31, 1997.....       (1.62)        42.38        22.3%        466,791        0.87%        1.42%         32%
  December 31, 1996.....       (0.67)        36.21        22.8%        180,728        0.84%(1)     1.66%(1)      27%
  December 31, 1995.....       (0.13)        30.14        45.6%         99,188        0.66%(1)     1.85%(1)      22%
September 16, 1994 (3)
  to December 31,
  1994..................          --         20.83        (4.4%)        54,943        0.66%(1,4)    2.34%(1,4)     8%

(1) During the periods noted above, the Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 0.85% and 1.65%, respectively, for the year ended December 31, 1996, 0.74% and 1.77%, respectively, for the year ended December 31, 1995 and 0.96% and 2.04%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.


                                                         INCOME FROM                            DIVIDENDS AND
                                                    INVESTMENT OPERATIONS                       DISTRIBUTIONS
                                          -----------------------------------------     -----------------------------
                                                            NET                                          DISTRIBUTIONS
                                                         REALIZED         TOTAL                             TO
                                                            AND           INCOME        DIVIDENDS TO     SHAREHOLDERS
                            NET ASSET                    UNREALIZED       (LOSS)        SHAREHOLDERS     FROM NET
                             VALUE,         NET          GAIN (LOSS)       FROM         FROM NET         REALIZED
                            BEGINNING     INVESTMENT        ON           INVESTMENT     INVESTMENT       GAINS ON
                            OF PERIOD      INCOME        INVESTMENTS     OPERATIONS      INCOME          INVESTMENTS
                            ---------     ----------     -----------     ----------     ------------     ------------
U.S. GOVERNMENT INCOME PORTFOLIO
Year Ended
  December 31, 1998.....      $10.51         $0.53           $0.31          $0.84          ($0.53)          ($0.16)
  December 31, 1997.....       10.38          0.57            0.14           0.71           (0.57)           (0.01)
  December 31, 1996.....       10.62          0.55           (0.24)          0.31           (0.55)              --
January 3, 1995 (3)
  to December 31,
  1995..................       10.00          0.60            0.68           1.28           (0.60)           (0.06)

                                                                                                 RATIOS
                                                                                   -----------------------------------
                                                                                    RATIO
                                                                                   OF NET
                                                                                   OPERATING     RATIO
                            TOTAL                                                  EXPENSES     OF NET
                          DIVIDENDS          NET                        NET          TO         INVESTMENT
                             AND            ASSET                     ASSETS,      AVERAGE      INCOME
                          DISTRIBUTIONS     VALUE                      END OF        NET          TO          PORTFOLIO
                          TO SHARE-         END OF      TOTAL          PERIOD      ASSETS       AVERAGE       TURNOVER
                           HOLDERS          PERIOD     RETURN (5)     (000'S)        (6)        NET ASSETS    RATE
                          -------------     ------     ----------     --------     ---------    ----------    --------
U.S. GOVERNMENT INCOME P
Year Ended
  December 31, 1998.....     ($ 0.69)       $10.66         8.1%        $10,542        1.00%(1,2)    4.96%(1,2)    80%
  December 31, 1997.....       (0.58)        10.51         7.0%          6,983        0.93%(1)     5.51%(1)      80%
  December 31, 1996.....       (0.55)        10.38         3.0%          3,422        0.96%(1)     5.27%(1)      31%
January 3, 1995 (3)
  to December 31,
  1995..................       (0.66)        10.62        13.1%          1,442        0.75%(1,4)    5.75%(1,4)    65%

(1) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 1.19% and 4.77%, respectively, for the year ended December 31, 1998, 1.06% and 5.37%, respectively, for the year ended December 31, 1997, 2.34% and 3.87%, respectively, for the year ended December 31, 1996 and 4.73% and 1.77%, annualized, respectively, for the period January 3, 1995 (commencement of operations) to December 31, 1995.

------------------

(2) Average net assets for the year ended December 31, 1998, were $36,402,283, $136,219,417, $658,732,358, and $8,295,751 for the Equity, Small Cap,
     Managed, and U.S. Government Income Portfolios, respectively.

(3)  Commencement of operations

(4)  Annualized

(5) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

(6) For fiscal periods ending after September 1, 1995, the ratios are calculated to include expenses offset by earnings credits from a custodian bank (See note 1G in Notes to Financial Statements).

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
OCC Accumulation Trust

     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Portfolio, the Small Cap Portfolio, the Managed Portfolio and the U.S. Government Portfolio (four of the six portfolios constituting OCC Accumulation Trust, hereafter referred to as the "Trust") at December 31, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 12, 1999

                             OCC ACCUMULATION TRUST
                           TWO WORLD FINANCIAL CENTER
                               NEW YORK, NY 10281


TRUSTEES AND PRINCIPAL OFFICERS

Joseph M. LaMotta........................................  Trustee, President

Paul Y. Clinton..........................................  Trustee

Thomas W. Courtney.......................................  Trustee

Lacy B. Herrmann.........................................  Trustee

George Loft..............................................  Trustee

Bernard H. Garil.........................................  Vice President

Gavin Albert.............................................  Vice President and Portfolio Manager

John C. Giusio, Jr.......................................  Vice President

Richard J. Glasebrook, II................................  Vice President and Portfolio Manager

Louis Goldstein..........................................  Vice President and Portfolio Manager

Alan Gutmann.............................................  Vice President and Portfolio Manager

Benjamin D. Gutstein.....................................  Vice President and Portfolio Manager

Vikki Hanges.............................................  Vice President and Portfolio Manager

Timothy J. McCormack.....................................  Vice President and Portfolio Manager

Eileen P. Rominger.......................................  Vice President and Portfolio Manager

James Sheldon............................................  Vice President and Portfolio Manager

Richard L. Peteka........................................  Treasurer

Deborah Kaback...........................................  Secretary

Robert J. Brault.........................................  Assistant Treasurer


INVESTMENT ADVISER
OpCap Advisors
Two World Financial Center
New York, NY 10281

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036


This report is authorized for distribution only to shareholders and to others who have received a copy of this Trust's prospectus.